UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2009

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Severance Plan

Effective May 1, 2009, the AMERIGROUP Corporation Severance Plan (as amended, the "Severance Plan") was amended to provide that participants not eligible for a COBRA subsidy following termination of employment under the American Recovery and Reinvestment Act of 2009 would be entitled to an additional lump-sum severance payment from AMERIGROUP Corporation (the "Company") for the purposes of deferring COBRA expenses. A participant’s eligibility for, and the amount of, such additional severance payment are determined under and subject to the terms of the Severance Plan.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the amendment to the Severance Plan (the "Amendment"). The above description is qualified in its entirety by reference to the form of Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

2009 Equity Incentive Plan

The Board of Directors of the Company approved the 2009 Equity Incentive Plan (the "2009 Equity Plan") and recommended its approval by the Company’s stockholders at the Annual Meeting of Stockholders on May 7, 2009. A copy of the 2009 Equity Plan was filed with the Securities and Exchange Commission on March 26, 2009 as Exhibit A to the Company’s Definitive Proxy Statement Pursuant to Schedule 14a of the Securities Exchange Act of 1934, as amended (the "Proxy Statement"). A description of the material terms of the Plan is included under Proposal #3 of the Proxy Statement.

Under the terms of the 2009 Equity Plan, the Compensation Committee of the Board of Directors is authorized to grant equity awards to employees, Directors and consultants in the form of (i) stock options, including incentive stock options ("ISOs") and nonqualified stock options ("NSOs"), (ii) restricted stock, (iii) restricted stock units, (iv) stock appreciation rights, (v) stock bonuses and (vi) other stock-based awards.

In the event that the 2009 Equity Plan is adopted and approved by the Company’s stockholders, each equity grant made pursuant thereto will be evidenced by an agreement between the Company and the person named therein substantially in the form of the Exhibits attached hereto.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the 2009 Equity Plan. The above description is qualified in its entirety by reference to the forms of agreement that the Company intends to use to grant ISOs, NSOs, restricted stock and stock appreciation rights, which are filed as Exhibits 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

May 4, 2009	By:	Stanley F. Baldwin

Name: Stanley F. Baldwin
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	AMERIGROUP Corporation Severance Plan
10.2	Form of Incentive Stock Agreement
10.3	Form of Nonqualified Stock Option Agreement
10.4	Form of Restrictive Stock Agreement
10.5	Form of Stock Appreciation Rights Agreement